098888\0048\00067\959LG5H6.SCA
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098888\0048\00067\959LG5H6.SCA
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                                                 EXECUTETION COPY

                      ATSC PLEDGE AGREEMENT


      THIS AMENDED AND RESTATED SECURITY AND PLEDGE AGREEMENT (as such agreement may be amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of September 29, 1995, is made by ANNTAYLOR STORES CORPORATION, a Delaware corporation, with its principal place of business located at 142 West 57th Street, New York, New York 10019 (the "Grantor"), in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, with an office located at 1455 Market Street, San Francisco, California 94103, in its capacity as Agent under the Credit Agreement (as defined below) (the "Agent").

                        R E C I T A L S:

       ANNTAYLOR, INC., a Subsidiary of the Grantor, (the "Borrower"), the Agent, BA Securities, Inc., as Arranger, Bank of America National Trust and Fleet Bank, National Association, as Co-Agents, and certain financial institutions currently and in the future to be parties to the Credit Agreement (such financial institutions being collectively the "Lenders") have entered into a certain Amended and Restated Credit Agreement dated as of
September 29, 1995, (as such agreement may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; the capitalized terms not otherwise defined herein are being used herein as defined in the Credit Agreement), which provides for the Lenders to make the Loans and the Issuing Banks to issue the Letters of Credit. The Credit Agreement amends and restates an existing credit agreement among the parties thereto, which existing credit agreement was guaranteed by the Grantor pursuant to the Guaranty, dated as of July 29, 1994 (the "Existing Guaranty"). The Existing Guaranty was secured pursuant to the Pledge Agreement, dated as of July 29, 1994 (the "Existing Pledge Agreement"), between the Grantor and the Agent. As a condition precedent to the effectiveness of the Credit Agreement
(i) the Existing Guaranty is being amended and restated by the Guaranty, dated as of the date hereof, by the Grantor in favor of the Agent (as amended, supplemented or otherwise modified from time to time, the "Guaranty") and (ii) the Existing Pledge Agreement is being amended and restated in its entirety hereby.

      NOW, THEREFORE, in consideration of the above premises and in order to induce the Lenders to make the Loans and each Issuing Bank to issue the Letters of Credit under the Credit Agreement, the Grantor hereby agrees with the Agent for its benefit, and for the benefit of the Lenders and the Issuing Banks, and the Agent, by acceptance hereof, hereby agrees, that the Existing Pledge Agreement is hereby amended and restated in its entirety as follows:

      Section 1. Grant of Security. To secure the prompt and complete payment, observance and performance when due (whether at the stated maturity, by acceleration or otherwise) of all the Guaranteed Obligations (as defined in the Guaranty) and all other obligations of the Grantor under the Guaranty, the Grantor hereby assigns and pledges to the Agent, and hereby grants to the Agent, for its benefit and the benefit of the Lenders and the Issuing Banks, a security interest in, all of the Grantor's right, title and interest in and to the following, whether now owned or existing or hereafter arising or acquired and wheresoever located (collectively, the "Collateral"):

      EQUIPMENT: All machinery and equipment, all manufacturing, distribution, selling, data processing and office equipment, all furniture, furnishings, appliances, fixtures and trade fixtures, tools, tooling, molds, dies, vehicles, vessels, aircraft and all other goods of every type and description (other than "inventory", as such term is defined in the Uniform Commercial Code in effect on the date hereof in the State of New York (the "UCC")), in each instance whether now owned or hereafter acquired by the Grantor and wherever located (collectively, "Equipment");

      GENERAL  INTANGIBLES:   All rights,  interests,  choses  in
action, causes of action, claims and all other intangible property of the Grantor of every kind and nature (other than "accounts", as such term is defined in the UCC), in each instance whether now owned or hereafter acquired by the Grantor, including, without limitation, all corporate and other business records; all loans, royalties, and other obligations receivable; all inventions, designs, patents, patent applications, service marks, trade names and trademarks (including any applications for the foregoing and whether or not registered) and the goodwill of the Grantor's business connected with and symbolized by such trademarks, trade secrets, computer programs, software, printouts and other computer materials, goodwill, registrations, U.S. registered copyrights, licenses relating to trademarks and U.S. registered copyrights, franchises, customer lists, credit files, correspondence and advertising materials; all customer and supplier contracts, firm sale orders, rights under license and franchise agreements, and other contracts and contract rights; all interests in partnerships, joint ventures and other entities; all tax refunds and tax refund claims; all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to real or personal property; all pay ments due or made to the Grantor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any person or governmental authority; all deposit accounts (general or special) with any bank or other financial institution; all credits with and other claims against carriers and shippers; all rights to indemnification; all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interest in trusts; all proceeds of insurance of which the Grantor is beneficiary; and all letters of credit, guaranties, liens, security interests and other security held by or granted to the Grantor; and all other intangible property, whether or not similar to the foregoing, including, without limitation, all "general intangibles", as such term is defined in the UCC (in each instance, however and wherever arising, collectively, "General Intangibles");

      CHATTEL PAPER, INSTRUMENTS AND DOCUMENTS: All chattel paper, all instruments (including, without limitation, (a) the shares of stock described in Annex I-A hereto (the "Pledged Shares") and all dividends, instruments and other property from time to time distributed in respect thereof or in exchange therefor, and (b) the notes and debt instruments described in Annex I-B hereto (the "Pledged Debt") and all payments thereunder and instruments and other property from time to time delivered in respect thereof or in exchange therefor), and all bills of lading, warehouse receipts and other documents of title and documents, including, without limitation, all "chattel paper", "instruments" and documents", as such terms are defined in the UCC, in each instance whether now owned or hereafter acquired by the Grantor, other than any promissory note in an amount less than $1,000,000 owing to the Grantor from a senior executive or key employee of the Grantor (an "Excluded Note") (collectively, "Chattel Paper, Instruments and Documents"); and

      OTHER PROPERTY: All property or interests in property now owned or hereafter acquired by the Grantor which now may be owned or hereafter may come into the possession, custody or control of the Agent, any of the Lenders, any Issuing Bank or any agent or Affiliate of any of them in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise); and all rights and interests of the Grantor, now existing or hereafter arising and however and wherever arising, in respect of any and all (i) notes, drafts, letters of credit, stocks, bonds, and debt and equity securities, whether or not certificated, and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same; (ii) money; (iii) proceeds of loans; and (iv) insurance proceeds and books and records relating to any of the property covered by this Agreement (collectively, "Other Property");

together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, proceeds and products thereof.

      Section 2. Grantor Remains Liable. Anything herein to the contrary notwithstanding, the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral (except to the extent that such exercise prevents the Grantor from satisfying such duties and obligations), and (c) the Agent shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent be obligated to perform any of the obligations or duties of the Grantor thereunder, to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by the Grantor or the sufficiency of any performance by any party under any such contract or agreement or to take any action to collect or enforce any claim for payment assigned hereunder.

       Section 3. Delivery of Pledged Collateral. All certificates, notes and other instruments representing or evidencing the Pledged Shares or the Pledged Debt and all other instruments now owned or at anytime hereafter acquired by the Grantor other than any Excluded Notes (collectively, the "Pledged Collateral") shall be delivered to and held by or on behalf of the Agent pursuant hereto (except as otherwise provided in the last sentence of Section 4(f) hereof) and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to the Agent. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in the name of the Agent or any nominee of the Agent any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 8 hereof. In addition, upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

      Section 4. Representations and Warranties. The Grantor represents and warrants as follows:

           (a) As of the date of this Agreement, the locations listed on Annex II to this Agreement constitute all locations at which Equipment is located, except for Equipment temporarily in transit. As of the date of this Agreement, the chief place of business and chief executive office of the Grantor are located at the address first specified above for the Grantor.

           (b) The Grantor is the legal and beneficial owner of the Collateral free and clear of all liens, security inter ests or other encumbrances, except (other than in respect of Pledged Collateral described in (e) below) as expressly permitted by subsection 8.02(b) of the Credit Agreement. Since the date of its incorporation, Grantor has conducted business only under its own corporate name (including its former corporate name, AnnTaylor Holdings, Inc.) and not under any trade name or other name.

           (c) The Grantor has exclusive possession and control of the Equipment, except for (i) Equipment in the possession and control of the Grantor's lessees and licensees under written lease and license agreements entered into in the ordinary course of business and consistent with past practice and (ii) Equipment in transit with common or other carriers.

           (d) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Debt of Grantor's Subsidiaries (if any), and, to the best of the Grantor's knowledge, all other Pledged Debt, has been duly authorized, issued and delivered, and is the legal, valid, binding and enforceable obligation of the issuers thereof.

           (e) The Pledged Shares indicated on Annex I-A hereto constitute all of the shares held by the Grantor of the respective issuers thereof. The Pledged Shares and the Pledged Debt constitute all of the Pledged Collateral except for Pledged Collateral consisting of checks and drafts received in the ordinary course of business and with respect to which the Agent has not at any time requested possession and which are not a material portion of the Collateral under this Agreement (the "Personal Property Collateral") either singly or in the aggregate.

           (f) This Agreement creates a valid security interest in the Collateral (other than the Pledged Collateral), securing the payment of the Guaranteed Obligations, and all filings and other actions necessary or desirable to perfect such security interest under the Uniform Commercial Code as enacted in any relevant jurisdiction have been duly taken or will be duly taken not later than five Business Days after the date hereof (all such actions being the filing of financing statements in the filing offices listed on Annex III hereto). The pledge and delivery of the Pledged Collateral pursuant to this Agreement and all other filings and other actions taken by the Grantor to perfect such security interest prior to the date hereof, create a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Guaranteed Obligations except for Pledged Collateral consisting of checks and drafts received in the ordinary course of business with respect to which the Agent has not at any time requested possession and which are not a material portion of the Personal Property Collateral either singly or in the aggregate.

            (g) Other than filings under the UCC, no authorization, approval or other action by, and no notice to or filing with, any federal, state or local governmental authority that have not already been taken or made and which are in full force and effect, is required (i) for the pledge by the Grantor of the Pledged Collateral or for the grant by the Grantor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Agreement by the Grantor, (ii) for the exercise by the Agent of the voting or other rights provided in this Agreement with respect to the Pledged Collateral or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with the disposition thereof by laws affecting the offering and sale of securities generally), or (iii) for the exercise by the Agent of any of its other rights or remedies hereunder.

     Section 5.  Further Assurances.

           (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, at the request of the Agent, the Grantor shall:
     (i) if an Event of Default shall have occurred and be continuing, mark conspicuously each document included in the Collateral at the request of the Agent made at any time, and whether or not an Event of Default shall have occurred, mark each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such document or Collateral is subject to the security interest granted hereby; and (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

           (b) The Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

           (c) The Grantor shall furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may request, all in reasonable detail.

          Section 6.  As to Equipment.  The Grantor shall:

           (a) Keep the Equipment (other than Equipment sold in accordance with Section 8.02 of the Credit Agreement) at the places specified in Section 4(a) hereof and deliver written notice to the Agent at least 30 days prior to establishing any other location at which it reasonably expects to maintain Equipment in which jurisdiction all action required by Section 5 hereof shall have been taken with respect to all such Equipment.

          (b) Maintain or cause to be maintained in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of the Equipment, and make or cause to be made all appropriate repairs, renewals and replacements thereof, to the extent not obsolete and consistent with past practice of the Grantor, as quickly as practicable after the occurrence of any loss or damage thereto which are necessary or desirable to such end. The Grantor shall promptly furnish to the Agent a statement respecting any material loss or damage as a result of a single occurrence to any of the Equipment which has an aggregate fair market value exceeding $250,000.

           (c) Maintain the same or substantially the same insurance with respect to its properties as Borrower may be required to maintain under Section 7.05 of the Credit Agreement with respect to its properties and to comply with the terms thereof.

          Section 7.  As to the Pledged Collateral.

          (a) So long as no Event of Default shall have occurred and be continuing:

                     (i)  The Grantor and not the Agent shall  be
          entitled to exercise any and all voting and other rights of consent or approval pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that the Grantor shall not exercise or refrain from exercising any such right without the consent of the Agent if such action or inaction would have a material adverse effect on the value of the Pledged Collateral or the benefits to the Agent, the Lenders and the Issuing Banks including, without limitation, the validity, priority or perfection of the security interest granted hereby or the remedies of the Agent hereunder.

                        (ii)  The Grantor and not the Agent shall
          be entitled to receive and retain any and all dividends and interest paid in respect of the Pledged Collateral;
          provided, however, that any and all

                              (A)  dividends and interest paid or
               payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                                 (B)     dividends   and    other
               distributions paid or payable in cash in respect of any Pledged Collateral consisting of stock of any Subsidiary of the Grantor and dividends and other distributions paid or payable in cash in respect of any other Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital,surplus or paid-in-surplus, and

                                (C)    cash   paid,  payable   or
               otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral,

                shall forthwith be delivered to the Agent, in the case of (A) above, to hold as Pledged Collateral and shall, if received by the Grantor, be received in trust for the benefit of the Agent, the Lenders and the Issuing Banks, be segregated from the other property or funds of the Grantor, and be forthwith delivered to the Agent, as Pledged Collateral in the same form as so received (with any necessary indorsement) and, in the case of (B) and (C) above, to the extent required under the terms of the Credit Agreement, shall forthwith be delivered to the Agent to be applied to the Guaranteed Obligations in such order as provided in subsection 2.06(b) of the Credit Agreement.

                        (iii)   The Agent shall promptly  execute
          and deliver (or cause to be executed and delivered) to the Grantor all such proxies and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

           (b) Upon the occurrence and during the continuance of an Event of Default and at the Agent's option:

                     (i)   All  rights of the Grantor to exercise
          the  voting  and  other rights of consent  or  approval
          which it would otherwise be entitled to exercise pursuant to Section 8(a)(i) hereof and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) hereof shall cease, and all such rights shall thereupon become vested in the Agent, who shall thereupon have the sole right to exercise such voting and other rights of consent or approval and to receive and hold as Pledged Collateral such dividends and interest payments.

                        (ii)  All dividends and interest payments
          which are received by the Grantor contrary to the provisions of paragraph (i) of this Section 8(b) hereof shall be received in trust for the benefit of the Agent, the Lenders and the Issuing Banks and shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

      Section 8. Additional Shares. The Grantor agrees that it will (i) cause each issuer of the Pledged Shares subject to its control not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Grantor or as otherwise permitted under the Credit Agreement, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares. The Grantor hereby authorizes the Agent to modify this Agreement by amending Annex I to include such additional shares or other securities.

      Section 9. Payment of Taxes and Claims. The Grantor shall pay (i) all taxes, assessments and other charges of any Governmental Authority imposed upon it or on any of the
Collateral  before any penalty or interest accrues  thereon,  and
(ii) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums materially adversely affecting the Collateral, which have become due and payable and which by law have or may become a lien or other encumbrance upon any of the Collateral prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such taxes, assessments and charges of any such governmental authority referred to in clause (i) above or claims referred to in clause
(ii) above need to be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and enforcement thereof is stayed and if a reserve or other appropriate provision required in conformity with GAAP shall have been made therefor.

      Section 10. The Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Agent's discretion, to take, upon the occurrence and during the continuance of an Event of Default, any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Grantor under Section 7 hereof), including, without limitation:

          (a) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 6(c) hereof,

                     (i)   to  ask,  demand,  collect,  sue  for,
          recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                    (ii)   to  receive, indorse, and collect  any
          drafts or other instruments, documents and chattel paper, in connection with clause (i) or (ii) above,

                    (iii) to sell or assign any Account upon such terms, for such amount and at such time or times as Agent deems advisable, to settle, adjust, compromise, extend or renew any Account or to discharge and release any Account,

                    (iv) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral, and

                     (v)   to  receive, indorse and  collect  all
          instruments made payable to the Grantor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

      Nothing set forth in this Section 10 and no exercise by the Agent of the rights and powers granted in this Section 10 shall limit or impair the Grantor's rights under Section 7 hereof. The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and shall be irrevocable until the Obligations are paid in full and the commitments of the Lenders to extend credit under the Credit Agreement are terminated.

     Section 11. The Agent May Perform. If the Grantor fails to perform any agreement contained herein, the Agent, upon written notice to the Grantor if practicable, may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Grantor under Section 15 hereof.

      Section 12. The Agent's Duties. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon any of them, in the absence of willful misconduct or gross negligence, to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall be under no obligation to (i) ascertain or take action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or (ii) take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of the Grantor and shall be added to the Guaranteed Obligations.

      Section 13. Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code as in effect from time to time in the State of New York (the "Code") (whether or not the Code applies to the affected Collateral) and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or any part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to both parties and (ii) without notice except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as may be commercially reasonable. The Agent may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. The Agent is authorized, at any such sale, if it deems it advisable so to do, to restrict the prospective bidders or purchasers of any of the Pledged Collateral to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or sale of any Pledged Collateral, and to take such other actions as it may deem appropriate to exempt the offer and sale of the Collateral from any registration requirements of state or federal securities laws (including, if it deems it appropriate, actions to comply with Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as from time to time amended (the "Securities Act")). To the extent permitted by law, the Grantor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter in force. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' written notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interests herein granted and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

           (b) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as Collateral for, and/or then or at any time thereafter applied against (after payment of any amounts payable to the Agent pursuant to Section 16 hereof) in whole or in part by the Agent, for the benefit of the Agent, the Lenders and the Issuing Banks, all or any part of the Guaranteed Obligations. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Guaranteed Obligations under this Agreement and the termination of the commitments of the Lenders to extend credit under the Credit Agreement shall be promptly paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

     Section 14.  Registration Rights.

          (a) If the Agent shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to
     Section 13 hereof, the Grantor agrees that, upon request of the Agent, the Grantor will, at its own expense:

           (i) execute and deliver, and cause each issuer of the Pledged Collateral which is a Subsidiary contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Agent, advisable to register such Pledged Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (ii) use its best efforts to qualify the Pledged Collateral under the state securities or "Blue Sky" laws and to obtain all necessary approvals of all Governmental Authorities for the sale of the Pledged Collateral, as requested by the Agent;

         (iii) cause each such issuer to make available to its security holders, as soon as practicable, an earnings state ment which will satisfy the provisions of Section 10 of the Securities Act; and

          (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged
     Collateral or any part thereof valid and binding and in compliance with applicable law.

           (b) Determination by the Agent to exercise its right to sell any or all of the Pledged Collateral pursuant to
     Section 13 hereof without making a request of the Grantor pursuant to Section 14(a) hereof shall not by the sole fact of such sale be deemed to be commercially unreasonable.

      Section 15. Expenses. The Grantor shall upon written demand pay to the Agent the amount of any and all expenses, including the fees and disbursements of its counsel and of any experts and agents, as provided in Section 12.03 of the Credit Agreement.

     Section 16. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged therewith, and they such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 17.  Notices.  All notices and other
communications provided for hereunder shall be given in the manner set forth in the Credit Agreement and to the address first above written or, as to each party, at such other address as may be designated by such party in a written notice to the other party.

     Section 18. Continuing Security Interest; Termination. (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Guaranteed Obligations, the termination of the commitments of the Lenders to extend credit under the Credit Agreement and the termination of the Credit Agreement, (ii) be binding upon the Grantor, its successors and assigns and (iii) except to the extent that the rights of any transferor or assignor are limited by Section 12.01 (concerning assignments) of the Credit Agreement, inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent, the Lenders and the Issuing Banks, subject to the terms and conditions of the Credit Agreement. Without limiting the generality of the foregoing clause (iii), any Lender may assign or otherwise transfer any interest in any Loan owing to such Lender to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Agent herein or otherwise, subject, however, to the provisions of Section 12.01 (concerning assignments) of the Credit Agreement. Nothing set forth herein or in any other Loan Document is intended or shall be construed to give the Grantor's successors and assigns any right, remedy or claim under, to or in respect of this Agreement, any other Loan Document or any Collateral. The Grantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefor.

     (b) Upon the payment in full of the Guaranteed Obligations, the termination of the commitments of the Lenders to extend credit under the Credit Agreement and the termination of the
Credit Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Agent shall promptly return to the Grantor, at the Grantor's expense, such of the Collateral held by the Agent as shall not have been sold or otherwise applied pursuant to the terms hereof. The Agent will, at the Grantor's expense, execute and deliver to the Grantor such other documents as the Grantor shall reasonably request to evidence such termination.

      Section 19. Applicable Law; Severability. This Agreement shall be construed in all respects in accordance with, and governed by, the laws of the State of New York. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

     Section 20. Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE GRANTOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GRANTOR ACCEPTS, FOR ITSELF IN AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. THE GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED ON THE FIRST PAGE HEREOF, SUCH SERVICE TO BECOME EFFECTIVE TEN
(10) DAYS AFTER SUCH MAILING. EACH OF THE GRANTOR AND, BY ACCEPTANCE HEREOF, THE AGENT AND THE LENDERS, IRREVOCABLY WAIVES
(A) TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, AND (B) ANY OBJECTION (INCLUDING WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
     IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the day first above written.

                                   ANNTAYLOR STORES CORPORATION


                                   By: /s/ Walter J. Parks

                                   Name:   Walter J. Parks

                                   Title:  Sr. V.P. - Finance


Agreed and accepted to as of
the date first above written:

BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION, as Agent


By:  /s/ Dietmar Schiel

Name:    Dietmar Schiel

Title:   Vice President

                            ANNEX I-A

                         PLEDGED SHARES

                                             Stock
                         Class of            Certificate    No. of
Issuer                   Stock               No.            Shares

AnnTaylor, Inc.          Common              2              1


                            ANNEX I-B

                          PLEDGED DEBT

                              NONE
                            ANNEX II

                     LOCATIONS OF EQUIPMENT

142 West 57th Street
New York, NY  10019


                            ANNEX III

                           UCC FILINGS

          Jurisdiction                       Filing Office

          New York                           Secretary of State
          New York                           New York County